EXHIBIT 11(a)

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial Highlights" and "Independent Auditors" and to the incorporation of our report dated February 6, 1998 in the Post-Effective Amendment No. 2 (Securities Act of 19933, Registration No. 333-15555) and in the Post-Effective Amendment No. 4 (Investment Company Act of 1940, Registration No. 811-07911) to the Registration Statement (Form N-1A) and related Prospectus of PB Series Trust.

                                                         Ernst & Young LLP

Kansas City, Missouri
April 27, 1998